Exhibit 99.1
NEWS RELEASE
For more information, contact:
Donna Lee
636-728-3189
THERMADYNE HOLDINGS CORPORATION
ANNOUNCES CONFERENCE CALL
OF 2007 FIRST QUARTER RESULTS
TO BE HELD ON MAY 8, 2007
ST. LOUIS, MO — May 2, 2007 — Thermadyne Holdings Corporation (OTCBB: THMD) announced today it will host a conference call to discuss its results for the three-month period ended March 31, 2007. The call will take place on Tuesday, May 8, 2007 at 8:30 a.m. (Eastern). The Company anticipates it will file the Form 10-Q prior to its earnings call.
To participate in the telephone conference, please dial:
•   U.S. and Canada: 888-200-8867 (Conference ID 8764051)
Participants are asked to dial in ten minutes before the conference begins. For those unable to join in the live conference call, a recording of the call will be available from May 8, 2007 at 11:30 a.m. (Eastern) until May 15, 2007 at 11:30 p.m. (Eastern) by dialing (877) 519-4471. Enter conference ID 8764051 to listen to the recording.
About Thermadyne
Thermadyne, headquartered in St. Louis, Missouri, is a leading global manufacturer and marketer of cutting and welding products and accessories under a variety of leading premium brand names including Victor®, Tweco® / Arcair®, Thermal Dynamics®, Thermal Arc®, Stoody®, TurboTorch®, Firepower® and Cigweld®. Its common shares trade on the OTCBB under the symbol THMD. For more information about Thermadyne, its products and services, visit the Company’s web site at www.Thermadyne.com.
Cautionary Statement Regarding Forward-Looking Statements:
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect management’s current expectations and involve a number of risks and uncertainties. Actual results may differ materially from such statements due to a variety of factors that could adversely affect the Company’s operating results. These risks and factors are set forth in documents the Company files with the Securities and Exchange Commission, specifically in the Company’s most recent Annual Report on Form 10-K and other reports it files from time to time.